UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 13, 2007

Pomeroy IT Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-20022	31-1227808
(Commission File Number)	(IRS Employer Identification No.)

1020 Petersburg Road
Hebron, Kentucky	41048
(Address of Principal Executive Offices)	(Zip Code)

(606) 586-0600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 13, 2007, the Company issued a press release in which it reported financial results for the quarter ended July 5, 2007.  The press release is included as Exhibit 99.1 to this Current Report.  Such press release is incorporated by reference in its entirety into this Item 8.01.  In addition, the Company notes that, as reported in its quarterly report on Form 10-Q, filed on August 14, 2007, and as discussed in its earnings conference call on August 14, 2007, that based on its financial results and stock price, the Company will be performing its annual goodwill impairment testing during the third quarter of the Company’s 2007 fiscal year.

Item 9.01.    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1
Press Release, dated August 13, 2007, in which Pomeroy IT Solutions, Inc. reports financial results for the second quarter ended July 5, 2007 (the table in the press release on page 6, reconciling of non-GAAP financial measures to the most directly comparable GAAP financial measures, has been corrected to read “Six Months ended July 5, 2007”, rather than “Nine Months ended July 5, 2007”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POMEROY IT SOLUTIONS, INC.

Date: August 17, 2007	By:	/s/ Kevin Gregory
President, Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Pomeroy IT Solutions, Inc., dated August 15, 2007.